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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-24699                  62-1742957
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


            200 Talcott Avenue South, Watertown, Massachusetts 02472
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               (Address of principal executive offices) (Zip Code)


                                 (617) 673-8000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9.           REGULATION FD DISCLOSURE.

         Attached as exhibits 99.1 and 99.2 are the certifications of David H. Lissy, Chief Executive Officer of Bright Horizons Family Solutions, Inc. (the "Company"), and Elizabeth J. Boland, Chief Financial Officer and Treasurer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 14, 2002                 BRIGHT HORIZONS FAMILY SOLUTIONS, INC.


                                       By:   /s/ Elizabeth J. Boland
                                             ----------------------------------
                                             Elizabeth J. Boland
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------------------------------------------------------
   99.1           Certificate of Chief Executive  Officer relating to
                  Quarterly Report on Form 10-Q for period ended June 30, 2002

   99.2           Certificate of Chief Financial  Officer relating to
                  Quarterly Report on Form 10-Q for period ended June 30, 2002